                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 3, 2003

                             FRANKLIN BANCORP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

          MICHIGAN                                    01-0746997
(STATE OR OTHER JURISDICTION OF          (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
        INCORPORATION)
                                     0-50078
                            (COMMISSION FILE NUMBER)



                24725 WEST TWELVE MILE ROAD, SOUTHFIELD, MI 48034
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (248) 358-4710
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 5. OTHER EVENTS

         On February 3, 2003, registrant announced the opening by its wholly-owned subsidiary, Franklin Bank, National Association, of its Troy Business Center as set forth in the attached press release.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

         99.1     February 3, 2003 Press Release

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 3, 2003

                                         FRANKLIN BANCORP, INC.
                                         (REGISTRANT)



                                         By: /s/ David L. Shelp
                                             -----------------------------------
                                             David L. Shelp, President and CEO

                                  EXHIBIT INDEX

Exhibit:          Description:

99.1              February 3, 2003 Press Release